Exhibit 99.1

Sandbridge Acquisition Corporation Announces the Separate Trading of its Shares of Class A Common Stock and Redeemable Warrants Commencing November 5, 2020

Los Angeles, November 4, 2020 – Sandbridge Acquisition Corporation (NYSE: SBG.U) (the “Company”) announced that, commencing November 5, 2020, holders of the units sold in the Company’s initial public offering of 23,000,000 units may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “SBG.U,” and the shares of Class A common stock and redeemable warrants that are separated will trade on the NYSE under the symbols “SBG” and “SBG WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The units were initially offered by the Company in an underwritten offering. Citigroup Global Markets Inc. and UBS Securities LLC acted as joint book-running managers. Academy Securities, Inc., Drexel Hamilton, LLC, Roberts and Ryan Investments Inc., Siebert Williams Shank & Co., LLC and R. Seelaus & Co., LLC acted as co-managers.  A registration statement relating to the units and the underlying securities became effective on September 14, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, telephone: 1-800-831-9146; or UBS Securities LLC, Attn: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: (888) 827-7275 or email: ol-prospectusrequest@ubs.com.

About Sandbridge Acquisition Corporation

Sandbridge Acquisition Corporation is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination with a company in any business, industry, sector or geographical location, it intends to focus its search on the consumer sector and consumer-related business, which complements the expertise of its management team, directors and advisors. The Company’s team includes experienced industry operators and investors whose strategic skill sets are being deployed to pursue significant value creation opportunities.

An affiliate of Sandbridge Capital, LLC and certain private funds managed by Pacific Investment Management Company LLC (PIMCO) are members of the Company's sponsor.

Forward-Looking Statements

This press release may include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact

Sandbridge Acquisition Corporation
(424) 221-5743
info@sandbridgecap.com